UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A
(Rule 14a-101)

__________________

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified in its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2529 Virginia Beach Boulevard
Virginia Beach, VA 23452

October 23, 2026

Dear Fellow Stockholder:

We hope to see you at the Annual Meeting of Stockholders (the “Annual Meeting”) of Wheeler Real Estate Investment Trust, Inc. (the “Company”) to be held at the Palacio Provincial, 103 Calle de San Francisco, San Juan, Puerto Rico 00901 on December 4, 2026 at 9:30 a.m., Atlantic Standard Time.

The Annual Meeting will be held in person only and not in a virtual meeting format.

It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice of Annual Meeting and Proxy Statement, please promptly submit your proxy via the internet at www.investorvote.com/whlr, by telephone, or, if you requested printed copies of the proxy materials, by completing, signing and returning the enclosed proxy card in the enclosed postage-paid return envelope. We look forward to greeting you in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy via the internet, by telephone or by mail.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also available online for your review is our 2025 Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of:

•        Proposal 1:    the election of seven members of the Board of Directors (such proposal, “Proposal 1”);

•        Proposal 2:    the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (such proposal, “Proposal 2”);

•        Proposal 3:    the approval, for purposes of Nasdaq Listing Rule 5635(d), of the potential issuance (the “Note Share Issuance”) of more than 19.9% of the outstanding shares of the Company’s Common Stock (as defined below) in repayment of the promissory notes issuable by the Company pursuant to the Note Purchase Agreements with investors (such proposal, “Proposal 3”);

•        Proposal 4:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from January 1, 2027 through January 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 4”);

•        Proposal 5:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2027 through February 28, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 5”);

•        Proposal 6:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from March 1, 2027 through March 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 6”);

•        Proposal 7:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from April 1, 2027 through April 30, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 7”);

•        Proposal 8:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from May 1, 2027 through May 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 8”);

•        Proposal 9:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2027 through June 30, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 9”);

•        Proposal 10:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from July 1, 2027 through July 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 10”);

•        Proposal 11:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2027 through August 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 11”);

•        Proposal 12:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from September 1, 2027 through September 30, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 12”);

•        Proposal 13:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2027 through October 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 13”);

•        Proposal 14:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from November 1, 2027 through November 30, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 14”); and

•        Proposal 15:    the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2027 through December 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 15”, and each of the reverse stock splits described in Proposal 4 through Proposal 15, a “Reverse Stock Split”).

The Board of Directors unanimously recommends a vote:

•        FOR each of the director nominees listed in the enclosed Proxy Statement, as described in Proposal 1;

•        FOR the ratification of Cherry Bekaert LLP’s appointment, as described in Proposal 2;

•        FOR the approval of the Note Share Issuance, as described in Proposal 3;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 4;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 5;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 6;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 7;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 8;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 9;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 10;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 11;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 12;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 13;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 14; and

•        FOR the approval of the Reverse Stock Split, as described in Proposal 15.

Your vote is important. Please indicate your vote by internet or telephone, or, if you requested printed copies of the proxy materials, by returning the properly completed enclosed proxy card.

Regardless of whether you vote before or at the Annual Meeting, we hope to see you in person in San Juan, Puerto Rico.

Sincerely,

Stefani D. Carter Chair of the Board of Directors	M. Andrew Franklin Chief Executive Officer and President

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2026

Wheeler Real Estate Investment Trust, Inc. will hold its Annual Meeting of Stockholders at the Palacio Provincial, 103 Calle de San Francisco, San Juan, Puerto Rico 00901 on December 4, 2026 at 9:30 a.m., Atlantic Standard Time. The Annual Meeting will be held in person only and not in a virtual meeting format.

The purpose of the Annual Meeting is to:

•        elect seven members of the Board of Directors (such proposal, “Proposal 1”);

•        ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (such proposal, “Proposal 2”);

•        approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of more than 19.9% of the outstanding shares of the Company’s Common Stock in repayment of the promissory notes issuable by the Company pursuant to the Note Purchase Agreements with investors (such proposal, “Proposal 3”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from January 1, 2027 through January 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 4”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2027 through February 28, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 5”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from March 1, 2027 through March 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 6”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from April 1, 2027 through April 30, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 7”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from May 1, 2027 through May 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 8”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2027 through June 30, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 9”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from July 1, 2027 through July 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 10”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2027 through August 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 11”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from September 1, 2027 through September 30, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 12”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2027 through October 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 13”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from November 1, 2027 through November 30, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 14”);

•        authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2027 through December 31, 2027, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 15”, and each of the reverse stock splits described in Proposal 4 through Proposal 15, a “Reverse Stock Split”);

These items of business are more fully described in the Proxy Statement.

The Board of Directors unanimously recommends a vote:

•        FOR each of the director nominees listed in the enclosed Proxy Statement, as described in Proposal 1;

•        FOR the ratification of Cherry Bekaert LLP’s appointment, as described in Proposal 2;

•        FOR the approval of the Note Share Issuance, as described in Proposal 3;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 4;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 5;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 6;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 7;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 8;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 9;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 10;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 11;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 12;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 13;

•        FOR the approval of the Reverse Stock Split, as described in Proposal 14; and

•        FOR the approval of the Reverse Stock Split, as described in Proposal 15.

Only holders of record of the Company’s common stock, $0.01 par value per share at the close of business on October 2, 2026 are entitled to vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares on the internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail.

If you are present at the Annual Meeting and hold shares in your name, you may vote in person even if you have previously submitted your proxy by telephone, over the internet, or by mail.

If your shares are held in “street name” with your bank, broker, or other nominee and you wish to vote in person at the Annual Meeting, you will need to obtain a legal proxy from the institution that holds your shares and provide that legal proxy at the Annual Meeting, as described below.

Your vote will ensure your representation at the Annual Meeting regardless of whether you attend on December 4, 2026.

By order of the Board of Directors,

Jason F. Simone
Chief Financial Officer

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 4, 2026:    This Proxy Statement and our 2025 Annual Report on Form 10-K are available on the internet at www.investorvote.com/whlr.

Dated: October 23, 2026

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Page
Related Party Transaction Policies	22
Related Party Transactions	22
REPORT OF THE AUDIT COMMITTEE	25
AUDIT COMMITTEE	27
Pre-Approval Policies and Procedures for Audit and Non-Audit Services	27
2025 Fiscal Year Audit Firm Fee Summary	27
Audit Committee Pre-Approval Policies	27
PROPOSAL 1 ELECTION OF DIRECTORS	28
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
PROPOSAL 3 approval, for purposes of Nasdaq Listing Rule 5635(d), of the potential issuance of more than 19.9% of the outstanding shares of the Company’s Common Stock in repayment of the promissory notes issuable by the Company PURSUANT TO THE NOTE PURCHASE AGREEMENTS with investors	33
PROPOSAL 4 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM JANUARY 1, 2027 THROUGH JANUARY 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	37
PROPOSAL 5 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM FEBRUARY 1, 2027 THROUGH FEBRUARY 28, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	45
PROPOSAL 6 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM MARCH 1, 2027 THROUGH MARCH 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	54
PROPOSAL 7 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM APRIL 1, 2027 THROUGH APRIL 30, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	62
PROPOSAL 8 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM MAY 1, 2027 THROUGH MAY 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	71
PROPOSAL 9 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM JUNE 1, 2027 THROUGH JUNE 30, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	80
PROPOSAL 10 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM JULY 1, 2027 THROUGH JULY 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	89
PROPOSAL 11 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM AUGUST 1, 2027 THROUGH AUGUST 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	98

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Page
PROPOSAL 12 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM SEPTEMBER 1, 2027 THROUGH SEPTEMBER 30, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	107
PROPOSAL 13 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM OCTOBER 1, 2027 THROUGH OCTOBER 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	116
PROPOSAL 14 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM NOVEMBER 1, 2027 THROUGH NOVEMBER 30, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	125
PROPOSAL 15 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM DECEMBER 1, 2027 THROUGH DECEMBER 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	134
OTHER MATTERS	143
Stockholder Proposals for the 2027 Annual Meeting	143
Form 10-K and Other Filings	143
Delinquent Section 16(a) Reports	143
Householding	143
Annex A (Proxy Card)	A-1
Annex B (Proposed Charter Amendment)	B-1

iii

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read the entire Proxy Statement before voting. The approximate date on which this Proxy Statement and form of accompanying proxy card are first being provided to stockholders, or being made available through the internet for those stockholders receiving proxy materials electronically, is October 23, 2026.

Except as otherwise provided herein or where the context otherwise requires, all per share amounts, amount of Common Stock outstanding, and other discussion of the Company’s Common Stock for all periods presented in this Proxy Statement reflect the one-for-24 reverse stock split effected on May 16, 2024 (the “May 2024 Reverse Stock Split”); the one-for-five reverse stock split effected on June 27, 2024 (the “June 2024 Reverse Stock Split”); the one-for-three reverse stock split effected on September 19, 2024 (the “September 2024 Reverse Stock Split”); the one-for-two reverse stock split effected on November 18, 2024 (the “November 2024 Reverse Stock Split”, and together with the May 2024 Reverse Stock Split, the June 2024 Reverse Stock Split and the September 2024 Reverse Stock Split, the “2024 Reverse Stock Splits”); the one-for-four reverse stock split effected on January 27, 2025 (the “January 2025 Reverse Stock Split”); the one-for-five reverse stock split effected on March 26, 2025 (the “March 2025 Reverse Stock Split”); the one-for-seven reverse stock split effected on May 26, 2025 (the “May 2025 Reverse Stock Split”); the one-for-five reverse stock split effected on September 22, 2025 (the “September 2025 Reverse Stock Split”); the one-for-two reverse stock split effected on November 28, 2025 (the “November 2025 Reverse Stock Split”, and together with the January 2025 Reverse Stock Split, the March 2025 Reverse Stock Split, the May 2025 Reverse Stock Split and the September 2025 Reverse Stock Split, the “2025 Reverse Stock Splits”); the one-for-three reverse stock split effected on January 16, 2026 (the “January 2026 Reverse Stock Split”); the one-for-three reverse stock split effected on April 17, 2026 (the “April 2026 Reverse Stock Split”); the one-for-four reverse stock split effected on June 17, 2026 (the “June 2026 Reverse Stock Split”); the one-for-five reverse stock split effected on July 27, 2026 (the “July 2026 Reverse Stock Split”); the one-for-four reverse stock split effected on August 26, 2026 (the “August 2026 Reverse Stock Split”); and the one-for-nine reverse stock split effected on September 21, 2026 (the “September 2026 Reverse Stock Split”, and together with the January 2026 Reverse Stock Split, the April 2026 Reverse Stock Split, the June 2026 Reverse Stock Split, the July 2026 Reverse Stock Split, the August 2026 Reverse Stock Split, the 2024 Reverse Stock Splits and the 2025 Reverse Stock Splits, the “Completed Reverse Stock Splits”).

2026 Annual Meeting of Stockholders

Date and Time:	December 4, 2026 at 9:30 a.m., Atlantic Standard Time
Place:	San Juan, Puerto Rico
Record Date:	October 2, 2026

Voting Matters and Board of Directors Recommendation

Items of Business	Board of Directors Recommendation
1. Election of Seven Directors, as described in Proposal 1	FOR
2. Ratification of Cherry Bekaert LLP as the Independent Registered Public Accounting Firm, as described in Proposal 2	FOR
3. Approval of the Note Share Issuance, as described in Proposal 3	FOR
4. Approval of the Reverse Stock Split, as described in Proposal 4	FOR
5. Approval of the Reverse Stock Split, as described in Proposal 5	FOR
6. Approval of the Reverse Stock Split, as described in Proposal 6	FOR
7. Approval of the Reverse Stock Split, as described in Proposal 7	FOR
8. Approval of the Reverse Stock Split, as described in Proposal 8	FOR
9. Approval of the Reverse Stock Split, as described in Proposal 9	FOR

Items of Business	Board of Directors Recommendation
10. Approval of the Reverse Stock Split, as described in Proposal 10	FOR
11. Approval of the Reverse Stock Split, as described in Proposal 11	FOR
12. Approval of the Reverse Stock Split, as described in Proposal 12	FOR
13. Approval of the Reverse Stock Split, as described in Proposal 13	FOR
14. Approval of the Reverse Stock Split, as described in Proposal 14	FOR
15. Approval of the Reverse Stock Split, as described in Proposal 15	FOR

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2026

The Board of Directors of Wheeler Real Estate Investment Trust, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”).

Beginning on or about October 23, 2026, the Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record as of October 2, 2026 (the “Record Date”).

ABOUT THE MEETING

Location

The Annual Meeting will be held on December 4, 2026 at 9:30 a.m., Atlantic Standard Time, at the Palacio Provincial, 103 Calle de San Francisco, San Juan, Puerto Rico 00901. The Annual Meeting will be held in person only and not in a virtual meeting format.

Who Can Vote

Record holders of the Company’s common stock, $0.01 par value per share (“Common Stock”), at the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, 1,460,799 shares of Common Stock were outstanding. Each share is entitled to cast one vote.

How You Can Access the Proxy Materials

We are providing access to our proxy materials (including this Proxy Statement and our 2025 Annual Report on Form 10-K) over the internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”).

Beginning on or about October 23, 2026, the Notice is being mailed to our stockholders of record as of the Record Date. The Notice includes instructions on how to view the electronic proxy materials on the internet, which will be available to all stockholders beginning on or about October 23, 2026. The Notice also includes instructions on how to elect to receive future proxy materials by email. If you choose to receive future proxy materials by email, next year you will receive an email with a link to the proxy materials and proxy voting site and will continue to receive proxy materials in this manner until you terminate your election. We encourage you to take advantage of the availability of our proxy materials on the internet.

If you wish to receive a printed copy of the proxy materials, including the proxy card, you may request that they be mailed to you at no cost by following the instructions on the Notice. In addition, you may choose to receive future proxy materials by mail by following the instructions on the Notice.

What is the difference between a stockholder of record and a beneficial owner of shares held in “street name”?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Computershare Inc., you are considered the stockholder of record with respect to those shares and the Notice is being sent directly to you by the Company. As a stockholder of record, you can vote your shares via the internet, telephone or mail, or by attending the Annual Meeting. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in “Street Name”.    If your shares are held in an account at a bank, broker, or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will also receive a voting instruction form from the organization holding your shares.

How You Can Vote in Advance of the Annual Meeting

If you are a stockholder of record, you may vote your shares using any of the following methods:

•        Via the Internet.    Visit www.investorvote.com/whlr and follow instructions on your notice or proxy card. You will need the control number printed on your notice or proxy card.

•        By Telephone.    To vote by telephone, dial toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.

•        By Mail.    Send an email to investorvote@computershare.com with “Proxy Materials Wheeler Real Estate Investment Trust, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

If you vote via the internet or by telephone, there is no need to return a proxy card by mail. The proxy you submit will be voted in accordance with your instructions.

If you are a beneficial owner of shares held in “street name”:

You will need to follow the voting instructions provided by your bank, broker, or other nominee to ensure that your shares are represented and voted at the Annual Meeting. The availability of internet or telephone voting will depend upon your bank’s, broker’s, or other nominee’s voting process.

Please note that internet and telephone voting will close at 11:59 p.m., Eastern Standard Time, on December 3, 2026.

How You Can Vote in Person at the Annual Meeting

The process for voting your Common Stock depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “record holder” or in an account with a bank, broker, or other nominee (i.e., in “street name”).

If you are a stockholder of record:

You will need to bring your Notice or proxy card as evidence of your ownership of the Company’s Common Stock as of the Record Date. You will then receive a ballot in order to vote at the Annual Meeting.

If you are a beneficial owner of shares held in “street name”:

You will need to bring a legal proxy from the institution that holds your shares. You will then receive a ballot in order to vote at the Annual Meeting.

Revocation of Proxies

If you submit your proxy over the internet, by telephone or by mail, you may change your vote by subsequently properly submitting a new proxy. Only your most recent proxy will be exercised, and all others will be disregarded, regardless of the method by which the proxies were authorized. You may also revoke your earlier proxy by voting in person at the Annual Meeting. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold your shares in “street name”, you should follow the instructions provided by your bank, broker, or other nominee to revoke your proxy.

Notices of revocation of proxies delivered by mail should be delivered prior to the Annual Meeting to the Company’s principal offices at 2529 Virginia Beach Blvd., Virginia Beach, VA 23452, Attention: Sydney Schlimgen, Corporate Secretary.

What am I voting on?

You will be voting on the following:

(1)    Proposal 1:    To elect seven members of the Board of Directors, to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier resignation, retirement or other termination of service;

(2)    Proposal 2:    To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

(3)    Proposal 3:    To approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of more than 19.9% of the outstanding shares of the Company’s Common Stock in repayment of the promissory notes issuable by the Company pursuant to the Note Purchase Agreements with investors;

(4)    Proposal 4:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from January 1, 2027 through January 31, 2027, pursuant to an amendment to the Company’s charter;

(5)    Proposal 5:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2027 through February 28, 2027, pursuant to an amendment to the Company’s charter;

(6)    Proposal 6:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from March 1, 2027 through March 31, 2027, pursuant to an amendment to the Company’s charter;

(7)    Proposal 7:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from April 1, 2027 through April 30, 2027, pursuant to an amendment to the Company’s charter;

(8)    Proposal 8:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from May 1, 2027 through May 31, 2027, pursuant to an amendment to the Company’s charter;

(9)    Proposal 9:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2027 through June 30, 2027, pursuant to an amendment to the Company’s charter;

(10)  Proposal 10:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from July 1, 2027 through July 31, 2027, pursuant to an amendment to the Company’s charter;

(11)  Proposal 11:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2027 through August 31, 2027, pursuant to an amendment to the Company’s charter;

(12)  Proposal 12:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from September 1, 2027 through September 30, 2027, pursuant to an amendment to the Company’s charter;

(13)  Proposal 13:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2027 through October 31, 2027, pursuant to an amendment to the Company’s charter;

(14)  Proposal 14:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from November 1, 2027 through November 30, 2027, pursuant to an amendment to the Company’s charter; and

(15)  Proposal 15:    To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2027 through December 31, 2027, pursuant to an amendment to the Company’s charter;

Who is soliciting my vote?

The Board of Directors, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By submitting your proxy and voting instructions by telephone or via the internet, or if you have chosen to receive your proxy materials by mail, by completing, signing, dating and returning the proxy card or voting instruction form, you are authorizing the persons named as proxies to vote your shares of our Common Stock at the Annual Meeting as you have instructed.

Quorum; Vote Required

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Pursuant to the Company’s bylaws, only holders of shares of Common Stock as of the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 1,460,799 shares of Common Stock issued and outstanding.

If you are the record owner of your shares, then your shares will be counted as present for purposes of determining a quorum at the Annual Meeting if you attend the Annual Meeting in person or if you have properly authorized a proxy to vote your shares via the internet, by telephone or by returning a properly executed proxy card by mail.

If you are a beneficial owner whose shares are held of record by a broker and wish to direct how your shares should be voted, then you must instruct the broker how to vote your shares. If you do not provide voting instructions, then your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote”. In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the various regional and national exchanges of which your broker is a member.

If you are a beneficial owner whose shares are held of record by a broker, then your broker has discretionary voting authority to vote your shares on the ratification of the appointment of Cherry Bekaert LLP as our independent registered certified public accounting firm for fiscal year 2026 (Proposal 2) and on the Reverse Stock Split proposals (Proposals 4 through 15), even if the broker does not receive voting instructions from you.

However, your broker does not have discretionary authority to vote on the election of directors (Proposal 1) or on the Note Share Issuance (Proposal 3) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. Accordingly, it is very important that you instruct your broker or other nominee on how to vote shares that you hold in street name.

Election of Directors (Proposal 1).    A plurality of all the votes cast on this matter at a meeting at which a quorum is present is required for the election of a director. This means that the director nominee with the most votes for a particular slot is elected to that slot. In voting on the election of directors, you may vote “FOR” or “WITHHOLD” from voting as to each director nominee. For purposes of the vote on this proposal, neither a “WITHHOLD” vote nor a broker non-vote will have any impact on the outcome of the vote on this proposal.

Ratification of the Appointment of Cherry Bekaert LLP (Proposal 2).    The affirmative vote of a majority of the votes cast on this matter at a meeting at which a quorum is present is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have no impact on the outcome of the vote on this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Note Share Issuance (Proposal 3).    The affirmative vote of a majority of the votes cast on this matter at a meeting at which a quorum is present is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions and broker non-votes will have no impact on the outcome of the vote on this proposal.

Reverse Stock Split (Proposal 4).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 5).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 6).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 7).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 8).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 9).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 10).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 11).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 12).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 13).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 14).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

Reverse Stock Split (Proposal 15).    The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.

If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. The Board of Directors unanimously recommends a vote FOR each director nominee named in Proposal 1; and FOR Proposals 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

Other Matters to Be Acted Upon at the Annual Meeting

We do not know of any other matters to be validly presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Expenses of Solicitation

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Some of our directors, officers and employees may solicit proxies personally, without any additional compensation, by telephone or mail.

Available Information

Our internet website address is https://ir.whlr.us. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. In addition, we have posted the charters of our Board of Directors’ committees, as well as our Insider Trading Policy, Code of Business Conduct and Ethics (the “Code of Conduct”), and Corporate Governance Principles, all under separate headings. These documents are not incorporated in this Proxy Statement by reference. We will also provide a copy of these documents free of charge to stockholders upon written request.

Questions

You may call our Corporate Secretary at (757) 627-9088 if you have any questions.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

CORPORATE GOVERNANCE AND BOARD MATTERS

The affairs of the Company are managed by the Board of Directors. Directors are elected at the annual meeting of stockholders each year or, in the event of a vacancy, elected by the incumbent Board of Directors, and serve until the next annual meeting of stockholders or until a successor has been elected or approved.

Corporate Governance Profile

Our Board of Directors currently consists of seven directors. All of the directors are independent as determined in accordance with the listing standards established by Nasdaq Stock Market, and our Board of Directors makes an affirmative determination as to the independence of each of our directors on an annual basis. We have adopted the Code of Conduct and Corporate Governance Principles, each of which are available on our website, under separate headings.

Role of the Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from the Audit Committee, Compensation Committee, Governance and Nominating Committee (the “Nominating Committee”), Executive Committee, Litigation Committee, and Related Person Transactions Committee (the “RPT Committee’”), each of which addresses risks specific to its respective areas of oversight.

The Audit Committee has the responsibility to consider and discuss our major financial risk exposures, including cybersecurity risk, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Nominating Committee oversees the corporate governance policies and practices of the Company, and develops and recommends to the Board of Directors any changes or additions to the governance policies and practices it deems appropriate. The Executive Committee has the ability to act with the full authority of the Board of Directors, in intervals between meetings of the Board of Directors, particularly when there is a need for prompt review and action of the Board of Directors, and it is impractical to arrange a meeting of the Board of Directors within the time reasonably available. The Litigation Committee is responsible for overseeing any material litigation matters involving the Company, and assisting the Board of Directors in fulfilling its oversight responsibilities with respect to such matters. The RPT Committee is responsible for overseeing and approving “Related Person Transactions” (as such term is defined in the charter for the Committee) of the Company.

Members of the Board of Directors

The members of the Board of Directors (and their respective committee memberships) are identified below:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee	Executive Committee	Litigation Committee	Related Person Transactions Committee
E.J. Borrack	—	Member	—	—	Chair	—
Robert G. Brady	Member	—	—	—	—	—
Stefani D. Carter	—	—	Member	Chair	Member	Chair
Gregory P. Hannon	Member	—	—	—	—
Rebecca Musser	Chair	—	—	—	—	Member
Megan Parisi	—	—	Member	—	—	—
Joseph D. Stilwell	—	Chair	Chair	Member	—	—

Board of Directors Committees

Our Board of Directors has established six committees: Audit Committee, Compensation Committee, Nominating Committee, Executive Committee, Litigation Committee, and RPT Committee. The principal functions of each committee are briefly described below. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of the Company.

Audit Committee.    Our Audit Committee currently consists of three directors: Rebecca Musser, Robert G. Brady, and Gregory Hannon. Ms. Musser is the Chair of the Audit Committee. Ms. Musser qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and the Nasdaq Stock Market corporate governance requirements. In addition, each of the Audit Committee members is “financially sophisticated” as that term is defined by the Nasdaq Stock Market corporate governance requirements. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Audit Committee met four times in 2025.

Compensation Committee.    Our Compensation Committee currently consists of two directors: Joseph D. Stilwell and E.J. Borrack. Mr. Stilwell is the Chair of the Compensation Committee. The Compensation Committee is responsible for overseeing compensation paid to the Company’s principal executive officers. The charter of the Compensation Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All of the members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Compensation Committee may not delegate its authority to any other person. Our management provides financial and compensation data to the Compensation Committee for its review in setting compensation and gives guidance as to how the data impacts performance goals set by the Compensation Committee. The Compensation Committee met once in 2025.

Executive Committee.    Our Executive Committee currently consists of two directors: Joseph D. Stilwell and Stefani D. Carter. Ms. Carter is the Chair of the Executive Committee. The purpose of the Executive Committee is to generally act with the full authority of the Board of Directors, in intervals between meetings of the Board of Directors, particularly when there is a need for prompt review and action of the Board of Directors, and it is impractical to arrange a meeting of the Board of Directors within the time reasonably available. However, the Executive Committee does not have the authority to act on any matters that are expressly delegated to other committees of the Board of Directors or are under active review by the Board of Directors or another committee of the Board of Directors. The Executive Committee was formed in February 2020. The charter of the Executive Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All members of the Executive Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Executive Committee met five times in 2025.

Governance and Nominating Committee.    Our Nominating Committee currently consists of three directors: Joseph D. Stilwell, Stefani D. Carter and Megan Parisi. Mr. Stilwell is the Chair of the Nominating Committee. The Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Principles. In addition, the Nominating Committee develops and reviews background information on candidates for the Board of Directors and makes recommendations to the Board of Directors regarding such candidates. The Nominating Committee also prepares and supervises the Board of Directors’ annual review of director independence. The charter of the Nominating Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All of the members of the Nominating Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Nominating Committee met twice in 2025.

Litigation Committee.    Our Litigation Committee currently consists of two directors: E.J. Borrack and Stefani D. Carter. Ms. Borrack is the Chair of the Litigation Committee. The Litigation Committee is responsible for overseeing any material litigation matters involving the Company and assisting the Board of Directors in fulfilling its oversight responsibilities with respect to such matters. In addition, the Litigation Committee has the authority to retain outside counsel or other experts or consultants as it deems appropriate in connection with any such matters, including the authority to approve the fees and other retention terms for such persons. The charter of the Litigation Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All members of the Litigation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Litigation Committee met once in 2025.

Related Person Transactions Committee.    Our RPT Committee currently consists of two directors: Stefani D. Carter and Rebecca Musser. Ms. Carter is the Chair of the RPT Committee. The RPT Committee is responsible for overseeing and approving Related Person Transactions of the Company. The charter of the RPT

Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All of the members of the RPT Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The RPT Committee met twice in 2025.

Board of Directors Leadership Structure

The Board of Directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chair of the Board of Directors. At present, the Board of Directors believes that it is in the best interests of the Company that these roles be separate, in order to permit each person to focus on his or her primary role, which provides an appropriate balance between the managerial responsibilities of the Chief Executive Officer and the independent oversight and strategic direction provided by our Board of Directors. Further, the Board of Directors believes this issue is part of the succession planning process and that it is in the best interests of the Company for the Board of Directors to make a determination on a case-by-case basis when it selects a new Chief Executive Officer and President or elects a new Chair of the Board of Directors. The current Chief Executive Officer and President, M. Andrew Franklin, is not a member of the Board of Directors. The current Chair of the Board of Directors is Stefani D. Carter.

Selection of Nominees for the Board of Directors

The Nominating Committee will consider candidates for Board of Directors membership that are suggested by its members and other members of the Board of Directors, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify the Company’s Corporate Secretary or any member of the Nominating Committee in writing with supporting material that the stockholder considers appropriate. The Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s Bylaws relating to stockholder nominations.

Once the Nominating Committee has identified a prospective nominee, the committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on a number of factors and the information provided to the committee with the recommendation of the prospective candidate will be important. The preliminary determination will be based primarily on the need for additional members of the Board of Directors to fill vacancies or the need to expand the size of the Board of Directors, as well as the likelihood that the prospective nominee can satisfy the evaluation factors described below.

We do not have a diversity policy. The Nominating Committee considers the directors and nominees in terms of skills and experience, and how they may contribute to the overall effectiveness of our Board of Directors, as generally set out in the Company’s Corporate Governance Principles. The Nominating Committee evaluates the prospective nominee against the following standards and qualifications:

•        whether the prospective nominee is a stockholder of the Company;

•        the ability of the prospective nominee to represent the interests of the Company;

•        the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•        the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Principles; and

•        the extent to which the prospective nominee contributes to the talent, skill and expertise appropriate for the Board of Directors.

The Nominating Committee does not consider race, sex or creed in its evaluation of any director or nominee.

The Nominating Committee also considers such other relevant factors as it deems appropriate, including (without limitation) the current composition of the Board of Directors, the need for Audit Committee expertise, and evaluations of other prospective nominees.

In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee and, if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation of the committee.

Stockholders who wish to recommend nominees for election as directors should provide those recommendations in writing to our Corporate Secretary, specifying the nominee’s name and qualifications for membership on the Board of Directors.

For a stockholder to nominate a director candidate, the stockholder must comply with the advance notice provisions and other requirements of Section 11 of Article II of our Bylaws.

We urge any stockholder who intends to recommend a director candidate to the Nominating Committee for consideration to review thoroughly our Nominating Committee Charter and Section 11 of Article II of our Bylaws.

Copies of our Governance and Nominating Committee Charter and our Bylaws are available upon written request to the Corporate Secretary, Wheeler Real Estate Investment Trust, Inc., 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.

Determination of Director Independence

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers whether there are any transactions and relationships between any director (and his or her immediate family and affiliates) and the Company and its management to determine, to the extent such transactions and relationships exist, whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law and listing standards.

The Company believes that its Board of Directors consists of directors who are all independent under the definition of independence provided by Nasdaq Listing Rule 5605(a)(2).

Board of Directors Meetings During Fiscal 2025

The Board of Directors met ten times during fiscal year 2025.

No director attended fewer than 75%, in the aggregate, of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served). Under the Company’s Corporate Governance Principles, directors are expected to attend Board of Directors’ meetings and meetings of committees on which they serve, spend the time needed, and meet as frequently as necessary to discharge their responsibilities properly. In addition, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties.

Although we do not have a policy requiring director attendance at an annual meeting of stockholders, directors are encouraged to attend the annual meeting of stockholders. All of our director nominees who were directors at the time of our 2025 annual meeting of stockholders attended the 2025 annual meeting.

Stockholder Communications with the Board of Directors

Stockholders and other parties interested in communicating directly with the Board of Directors, including communications regarding concerns relating to accounting, internal accounting controls or audit measures, or fraud or unethical behavior, may do so by writing to the directors at the following address: Wheeler Real Estate Investment Trust, Inc., Attention: Corporate Secretary, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.

The Nominating Committee of the Board of Directors has approved a process for handling letters received by the Company and addressed to members of the Board of Directors but received at the Company. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board of Directors all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention.

Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board of Directors and received by the Company and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chair of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Conduct

The Company has adopted a Code of Conduct applicable to the directors, officers and employees, which is available on the Investor Relations tab of our website (https://ir.whlr.us). The Company will post any amendments to or waivers from its Code of Conduct (to the extent applicable to the Company’s Chief Executive Officer and Chief Financial Officer) on its website.

Incentive Compensation Clawback Policy

We strive to maintain a culture that emphasizes integrity and accountability and reinforces our pay-for-performance compensation philosophy. Accordingly, the Board has adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”), which provides that, in the event of an accounting restatement, the Compensation Committee shall have the discretion and authority to promptly recoup the amount of any incentive-based compensation received by an executive officer that exceeds the amount of incentive-based compensation that would have been received by the executive officer had it been determined based on the restated amounts. The Clawback Policy is available on the Investor Relations tab of our website (https://ir.whlr.us).

Insider Trading Policy

The Company has adopted the WHLR Insider Trading Policy (the “Insider Trading Policy”), which applies to our directors, officers, and employees, and has implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and applicable Nasdaq listing standards. The Insider Trading Policy is available on the Investor Relations tab of our website (https://ir.whlr.us). A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K.

Hedging

As of the date hereof, the Company does not have a policy regarding hedging activities.

Director Compensation

It is our policy that any employees of our Company or its subsidiaries who may also be directors of our Company or its subsidiaries shall not receive any compensation for their services as directors. As of the date hereof, the Company does not have any employee directors. However, the Company’s Chief Executive Officer also serves as a director of our subsidiary, Cedar Realty Trust, Inc. (“Cedar”). Consistent with the above policy, our Chief Executive Officer does not receive any compensation for his services as a director of Cedar.

For fiscal year 2025, the Company’s non-employee directors were entitled to annual cash compensation in the amount of $65,000 for their services as directors. An additional annual cash retainer of $40,000 is paid to the Chair of the Company’s Board of Directors. All compensation is paid to directors quarterly.

Effective as of November 1, 2026, the Company’s non-employee directors will be entitled to annual cash compensation in the amount of $70,000 for their services as directors, which will represent an annual increase of $5,000. An additional annual cash retainer of $20,000 will be paid to each member of the Audit Committee.

Non-employee directors who serve on the Board of Directors of Cedar are entitled to annual cash compensation in the amount of $50,000 for their services as directors, with an additional annual cash retainer of $40,000 for service as Chair of the Cedar board of directors.

We reimburse each of our directors for his or her expenses incurred in connection with attendance at Board of Directors and Committee meetings.

The following table summarizes our directors’ compensation for 2025:

Name	Fees Earned or Paid in Cash	Stock Awards	Total
E.J. Borrack(1)	$115,000	—	$115,000
Robert G. Brady	65,000	—	65,000
Kerry G. Campbell(1)(2)	155,000	—	155,000
Stefani D. Carter	105,000	—	105,000
Gregory P. Hannon(3)	23,653		23,653
Rebecca Musser	65,000		65,000
Megan Parisi	65,000	—	65,000
Dennis Pollack(4)	41,708	—	41,708
Joseph D. Stilwell	65,000	—	65,000

____________

(1)      Includes the following amounts payable to directors for service as directors of Cedar during fiscal year 2025: Mr. Campbell, $90,000; and Ms. Borrack, $50,000.

(2)      Mr. Campbell resigned from the Company’s Board of Directors in March 2026, and from the Board of Directors of Cedar in April 2026. The amounts shown reflect the full compensation earned by Mr. Campbell for his service as a director on both boards during fiscal year 2025.

(3)      Mr. Hannon was elected to the Board of Directors at the Company’s 2025 Annual Meeting.

(4)      Mr. Pollack’s term as a director of the Company expired at the Company’s 2025 Annual Meeting, and he did not stand for reelection.

EXECUTIVE OFFICERS

M. Andrew Franklin
Chief Executive Officer and President since October 2021
Age — 46

M. Andrew Franklin was appointed Chief Executive Officer and President in October 2021. In August 2022, he was appointed Director, Chief Executive Officer and President of Cedar. He previously served in the following roles at the Company: Interim Chief Executive Officer since July 2021; Chief Operating Officer since February 2018; and Senior Vice President of Operations since January 2017. Mr. Franklin has over 25 years of commercial real estate experience. Mr. Franklin is a graduate of the University of Maryland, with a Bachelor of Science degree in Finance.

Jason F. Simone
Chief Financial Officer since August 2026
Age — 48

Jason F. Simone was appointed Chief Financial Officer in August 2026. Mr. Simone has been employed by the Company since 2022 in various positions of increasing responsibility, most recently as the Company’s Director of Corporate Finance. In these positions, Mr. Simone was responsible for corporate accounting, capital markets, corporate finance, and investor relations. Prior to joining the Company, Mr. Simone was employed by Cedar Realty Trust, Inc., which is now the Company’s wholly-owned subsidiary, where he was responsible for corporate accounting and finance. Mr. Simone earned his Bachelor of Arts in Accounting, with a minor in Economics, from Queens College, and is a Certified Public Accountant.

Patrick Gundlach
Chief Accounting Officer since March 2026
Age — 44

Patrick Gundlach was appointed Chief Accounting Officer in March 2026. Mr. Gundlach has been employed by the Company since 2018, serving as its Director of Financial Reporting. Prior to that time, Mr. Gundlach was employed by Dixon Hughes Goodman, LLP where he specialized in audits within a variety of industries including real estate, manufacturing, non-profits, and healthcare. Mr. Gundlach has been a Certified Public Accountant since 2010 and holds a Bachelor of Business Administration in accounting from James Madison University.

EXECUTIVE COMPENSATION

Smaller Reporting Company

We are a “smaller reporting company” as defined under applicable SEC rules. As a smaller reporting company, we are not required to include in this Proxy Statement a Compensation Discussion and Analysis section and are permitted to include scaled disclosure with respect to certain executive compensation information otherwise required by Item 402 of Regulation S-K.

Summary Compensation Table

The table below summarizes the total compensation for the fiscal years indicated paid or awarded to each of our named executive officers (“NEO”), calculated in accordance with SEC rules and regulations. Except as otherwise provided herein or where the context otherwise requires, all per share amounts, amount of Common Stock outstanding, and other discussion of the Company’s Common Stock for all periods presented in this Executive Compensation section reflect the Completed Reverse Stock Splits.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)	All Other Compensation ($)(3)	Total ($)
M. Andrew Franklin	2025	$400,000.00	$276,500.00	$—	$51,372.00	$727,872.00
Chief Executive Officer and President	2024	$400,000.00	$200,000.00	$—	$44,626.00	$644,626.00
	2023	$400,000.00	$200,000.00	$—	$45,466.00	$645,466.00

Crystal Plum	2025	$250,000.00	$69,000.00	$—	$12,076.00	$331,076.00
Chief Financial Officer(2)	2024	$250,000.00	$125,000.00	$—	$11,947.00	$386,947.00
	2023	$250,000.00	$125,000.00	$—	$12,319.00	$387,319.00

____________

(1)      A portion of each of the salaries and bonuses for each of our NEOs in 2025, 2024 and 2023 were allocated to the Company’s subsidiary, Cedar, according to the terms of that certain Cost Sharing Agreement (as defined below) entered into by and between the Company and Cedar in connection with their merger in August 2022. In particular, the salary and bonus allocations, respectively, for 2025, 2024 and 2023 were approximately as follows for each NEO: (a) Mr. Franklin — $120,000 and $22,000, respectively for 2025, $137,000 and $62,000, respectively for 2024 and $159,000 and $70,000, respectively for 2023; and (b) Ms. Plum — $75,000 and $20,000, respectively, for 2025, $84,000 and $39,000, respectively, for 2024 and $99,000 and $44,000, respectively, for 2023.

(2)      Ms. Plum served as the Company’s Chief Financial Officer throughout fiscal years 2023, 2024 and 2025. On August 13, 2024, the Plum Employment Agreement expired by its terms, and thereafter Ms. Plum continued to serve as Chief Financial Officer on an at-will basis. On February 13, 2026, Ms. Plum notified the Company of her decision to resign from all of her positions with the Company and its subsidiaries, with her last day being March 13, 2026. Following Ms. Plum’s resignation, Patrick Gundlach, the Company’s Director of Financial Reporting, was appointed Chief Accounting Officer effective as of March 14, 2026. Subsequently, Jason F. Simone was appointed to serve as the Company’s Chief Financial Officer effective as of August 10, 2026. Mr. Simone had previously served as the Company’s Director of Corporate Finance.

(3)      The amounts reported in this column for fiscal year 2025 include the following:

	Fiscal Year	Company Matching 401(k) Contributions	Health Savings Account Contribution	Life Insurance Premiums	Gym Membership	Housing Allowance	Total ($)
M. Andrew Franklin	2025	$13,549	$3,876.00	$420.00	$360.00	$33,167.00	$51,372.00
Crystal Plum	2025	$9,629.00	$1,691.00	$240.00	$516.00	$—	$12,076.00

Outstanding Equity Awards at 2025 Fiscal Year-End

None

Stock Plans

2016 Long-Term Incentive Plan

The Company has no remaining shares available for issuance and no outstanding awards under the 2016 Long-Term Incentive Plan.

Policies and Practices Related to the Grant of Certain Equity Awards

The Company currently does not plan to grant equity awards, including stock options, to officers, directors, employees, or service providers; accordingly, the Company does not have a formal policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information. The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation.

Employment Agreements with the Company’s Named Executive Officers

Generally

In February 2018, we entered into an employment agreement with M. Andrew Franklin, who was at that time our Chief Operating Officer. In October 2021, Mr. Franklin was appointed as our Chief Executive Officer and President. Mr. Franklin’s employment agreement continued in effect as described below.

Employment Agreement of M. Andrew Franklin

General Terms.    On February 14, 2018, the Company, on its own behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P., entered into an employment agreement with M. Andrew Franklin (the “Franklin Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Franklin Employment Agreement automatically renews for subsequent one-year terms on a year-over-year basis unless terminated pursuant to the terms of the Franklin Employment Agreement. Under the terms of the Franklin Employment Agreement, Mr. Franklin is entitled to the following compensation:

•        Base salary of $250,000 per annum (subsequently increased to $400,000 effective upon Mr. Franklin’s appointment as Chief Executive Officer and President); and

•        Reimbursement of reasonable and necessary business expenses, and eligibility to participate in any current or future bonus, incentive, and other compensation and benefit plans available to the Company’s executives.

Severance Terms.    Under the Franklin Employment Agreement, if Mr. Franklin’s employment were terminated by the Company without “Cause” (as defined in the Franklin Employment Agreement), then Mr. Franklin would generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Franklin’s current salary, less mandatory deductions, for six (6) months plus one (1) additional month for each full calendar quarter remaining in the then-current term of Mr. Franklin’s employment or (ii) salary continuation for a period equal to the remainder of the term of the Franklin Employment Agreement. Mr. Franklin would also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Franklin Employment Agreement. In addition, Mr. Franklin would be entitled to disability, accident, and health insurance for a twelve (12)-month period following termination substantially similar to those insurance benefits Mr. Franklin was receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

If Mr. Franklin terminated his employment with “Good Reason” (as defined in the Franklin Employment Agreement), Mr. Franklin would generally be entitled to current base salary, less mandatory deductions for twelve (12) months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Franklin would be entitled to disability, accident, and health insurance for a twelve (12)-month period following termination substantially similar to those insurance benefits Mr. Franklin was receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

If Mr. Franklin terminated his employment with Good Reason following a “Change in Control” (as defined in the Franklin Employment Agreement) or was terminated by the Company without Cause and such termination occurred within six (6) months of a Change in Control, Mr. Franklin would generally be entitled to a lump sum payment equal to 2.99 times Mr. Franklin’s annual base salary less mandatory deductions payable within ninety (90) calendar days of the termination (and, in the case of such a termination without Cause, a bonus amount based on any bonus determined by the Board of Directors and payable to other executives of the Company during the twelve (12) months after the Change in Control). In addition, Mr. Franklin would be entitled to health care coverage pursuant to COBRA at Mr. Franklin’s expense for up to eighteen (18) months.

Mr. Franklin would not be entitled to any severance benefits under the Franklin Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Franklin terminating his employment without Good Reason.

Death and Disability.    In the event of a termination of employment on account of death, Mr. Franklin’s estate would be entitled to: (a) Mr. Franklin’s regular base salary (determined on the date of death) for a period of twelve (12) months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Franklin for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Franklin Employment Agreement) by Mr. Franklin for one hundred twenty (120) consecutive days or longer at any point during his employment, then the Company would pay to Mr. Franklin his regular base salary for a twelve (12)-month period following the date on which the Disability first begins, net of any benefits received by Mr. Franklin under any disability policy obtained by the Company or Mr. Franklin, the premiums for which were paid by the Company. Mr. Franklin would also be entitled to any bonus remaining payable to Mr. Franklin for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurred prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.    The Franklin Employment Agreement provides for confidentiality and nondisclosure provisions, and also contains a non-solicitation of employees clause for a duration of eighteen (18) months following the last day of Mr. Franklin’s employment with the Company.

Potential Payments Upon Termination or Change in Control

See “Employment Agreements with the Company’s Named Executive Officers” above.

Pay Versus Performance Disclosure

The information below presents the relationship between the compensation of the Company’s NEOs and certain performance measures in accordance with Item 402(v) of SEC’s Regulation S-K.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEO(s)(1)	Average Compensation Actually Paid to Non-PEO NEO(s)(2)	Value of Initial Fixed $100 Investment Based on total Shareholder Return(3)	Net Income (Loss) (in thousands)
(a)	(b)	(d)	(f)	(g)	(h)	(i)
2025	$727,872	$727,872	$331,076	$331,076	$0.02	$14,837
2024	$644,626	$644,626	$386,947	$386,490	$0.02	$711
2023	$645,466	$645,466	$387,319	$366,837	$1.57	$6,083

____________

(1)      Reflects only Ms. Plum because she was the only named executive officer (“NEO”) other than the PEO during the applicable years.

(2)      Compensation Actually Paid (“CAP”) is the Summary Compensation Table total for the applicable officer as adjusted pursuant to SEC rules in respect of equity compensation, which is applicable to Ms. Plum only. Ms. Plum’s Average Summary Compensation Table total was reduced by the decrease in value of $458 and $20,483 of her unvested shares during 2024 and 2023, respectively. The unvested shares expired in 2024. Accordingly, “compensation actually paid” does not necessarily represent the actual amount of compensation earned by or paid to the NEOs during the applicable year.

(3)      Total Shareholder Return is calculated assuming a $100 investment in the Company on December 31, 2022, calculated through the end of each of 2023, 2024 or 2025, as applicable, based on the Company’s share price.

Relationship to Compensation Actually Paid

The following charts show the relationship of the CAP to Mr. Franklin (PEO) and the average CAP to Ms. Plum (Non-PEO NEO) to, respectively, net income of the Company and total shareholder return:

MISCELLANEOUS

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of shares of our Common Stock as of October 5, 2026, unless otherwise indicated, for (1) each of our directors and our NEOs, (2) all of our directors, director nominees and all of our NEOs as a group, and (3) each person known by us to be the beneficial owner of 5% or more of our outstanding Common Stock. Each person or entity named in the tables has sole voting and investment power with respect to all of the shares of our Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the tables.

Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.

	Number of Shares Beneficially Owned		Percentage of Class Beneficially Owned(1)
Directors
E.J. Borrack	—		—
Robert G. Brady	—		—
Stefani D. Carter	—		—
Gregory P. Hannon	163,724	(2)	9.8%
Rebecca Musser	—		—
Megan Parisi	—		—
Joseph D. Stilwell	778,278	(3)	49.99%

Named Executive Officers
M. Andrew Franklin	9,647	(4)	*
Crystal Plum	—		—

All directors and executive officers as a group (10 persons)	951,649	(5)	55.0%

____________

*        Less than 1.0%

(1)      Based upon 1,506,932 shares of Common Stock outstanding on October 5, 2026. Shares of Common Stock issuable upon conversion of a holder’s convertible securities are deemed outstanding for purposes of computing that holder’s percentage, but not the percentage of any other holder. Accordingly, the percentages shown in this table and the following table are not additive and may total more than 100%.

(2)      Consists of 163,724 shares of Common Stock issuable upon conversion of 7.00% Subordinated Convertible Notes due 2031 (the “Convertible Notes”) held by Oakmont Capital Inc. (“Oakmont”) after giving effect to the Ownership Limits (as set forth in the Company’s charter). Does not include 42,616 shares of Common Stock issuable upon conversion of such Convertible Notes that would exceed such limits. Mr. Hannon is Vice President and Director of Oakmont. Mr. Hannon disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(3)      Includes (i) 728,372 shares of Common Stock and (ii) 49,906 shares of Common Stock issuable upon conversion of the Convertible Notes, after giving effect to certain ownership limits agreed to among the Company and Stilwell Activist Investments, L.P. (“SAI”), Stilwell Activist Fund, L.P. (“SAF”), Stilwell Value Partners VII, L.P. (“SVP”), and Stilwell Associates, L.P. (“SA”, and together with SAI, SAF and SVP, the “Stilwell Investors”) in a letter agreement (as amended, the “Stilwell Letter Agreement”), disclosed by the Company in a Current Report on Form 8-K filed with the SEC on December 6, 2023. Under the Stilwell Letter Agreement, each Stilwell Investor agreed that it will not exercise its right to convert the Convertible Notes into shares of Common Stock to the extent that such conversion would result in such Stilwell Investor, whether on its own or as part of a “group” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becoming the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of common equity of the Company representing 50% or more of the total voting power of all outstanding shares of common equity of the Company that is entitled to vote generally in the election of directors. Does not include 7,760,807 shares of Common Stock issuable upon conversion of such Convertible Notes that would exceed such limits. Mr. Stilwell is the managing member and owner of Stilwell Value LLC (“Stilwell Value”), which is the general partner of each of the Stilwell Investors. Mr. Stilwell disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(4)      Consists of 9,647 shares of Common Stock issuable upon conversion of $26,300 aggregate principal amount of Convertible Notes.

(5)      Includes 223,277 shares of Common Stock issuable upon conversion of Convertible Notes. The group consists of the Company’s seven directors and its three current executive officers (Mr. Franklin, Mr. Simone and Mr. Gundlach).

5% + Beneficial Owners
	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Magnetar Financial LLC(1)	686,376	45.0%
AY2 Capital LLC(2)	142,594	9.8%
Stilwell Investors(3)	778,278	49.99%
Oakmont Capital Inc.(4)	163,724	9.8%

____________

(1)      Based on information set forth in a Schedule 13G/A filed with the SEC on August 14, 2026 by Magnetar Financial LLC (“Magnetar”). This percentage includes the shares reported by Magnetar Capital Partners LP (“Magnetar Capital”), Supernova Management LLC (“Supernova”) and David J. Snyderman, which include shares with respect to which such persons have the right to acquire beneficial ownership. Magnetar’s reported ownership represents the percentage of shares of Common Stock that Magnetar believes is the maximum number of shares of Common Stock that it may be deemed to beneficially own, taking into consideration the Excepted Holder Limits permitted under the Excepted Holder Agreement entered into on February 19, 2026 between the Company and certain affiliates of Magnetar. Magnetar Capital is the sole member and parent holding company of Magnetar. Supernova is the general partner of Magnetar Capital. The Administrative Manager of Supernova is Mr. Snyderman. The address of the principal business office of Magnetar, Magnetar Capital, Supernova, and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(2)      Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2025 by AY2 Capital LLC (“AY2”). AY2’s reported ownership is based on its interpretation of the Ownership Limits (as set forth in the Company’s charter). This percentage includes the shares reported by Harrison Wreschner, Never Summer Holdings, LLC (“Never Summer”), Joseph Cohen and RRJA LLC (“RRJA”), which include shares with respect to which such persons have the right to acquire beneficial ownership. Never Summer and RRJA are the managing members of AY2. Mr. Wreschner is the managing member of Never Summer. Mr. Cohen is the managing member of RRJA. The address of the principal business office of AY2, Mr. Wreschner, Never Summer, Mr. Cohen and RRJA is 15 E. Putnam Ave. Box #374, Greenwich, CT 06830.

(3)      See footnote (3) to the preceding table. Based on information set forth in Amendment No. 38 to the Schedule 13D filed with the SEC on August 19, 2026 by the Stilwell Investors, Stilwell Value and Mr. Stilwell, and a Form 4 filed with the SEC by Mr. Stilwell on October 2, 2026, as adjusted to reflect the adjusted conversion price of the Convertible Notes of $2.73 per share (9.170702 shares of Common Stock for each $25.00 of principal amount). The address of the principal business office of each of the Stilwell Investors and Stilwell Value is 111 Broadway, 12th Floor, New York, New York 10006. Mr. Stilwell’s business address is 200 Calle del Santo Cristo, Segundo Piso, San Juan, Puerto Rico 00901.

(4)      See footnote (2) to the preceding table. Based on information set forth in a Form 4 filed by Mr. Hannon on October 1, 2026, and the adjusted conversion price of the Convertible Notes of $2.73 per share (9.170702 shares of Common Stock for each $25.00 of principal amount). The address of the principal business office of Oakmont is 45 St. Clair Ave, Suite 400, West Toronto, Ontario, M4V 1K9.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2025 regarding our compensation plans and the Common Stock we may issue under the plans.

Equity Compensation Plan Information Table
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	—	—	—
Equity compensation plans not approved by stockholders	—	—	—
Total	—	—	—

____________

(1)      Includes our 2015 and 2016 Long-Term Incentive Plans. There are no shares of Common Stock available under our 2015 and 2016 Long-Term Incentive Plans.

Certain Relationships and Related Transactions

Related Party Transaction Policies

Our Code of Conduct provides that a conflict of interest may occur when a director or an employee has an ownership or financial interest in another business organization that is doing business with the Company and characterizes these transactions between the Company and the other organization as “related person transactions”. Under our Code of Conduct, Mr. Simone, in his capacity as our “Code of Conduct Compliance Officer”, must be made aware of the details of any related person transaction so that he can make a judgment as to the appropriateness of the transaction and refer it for approval to our RPT Committee. The RPT Committee reviews and approves any related person transaction.

Related Party Transactions

Management and Cost Sharing Agreements with Cedar

The Company performs property management and leasing services for Cedar, a subsidiary of the Company, pursuant to the Wheeler Real Estate Company Management Agreement. During the years ended December 31, 2025 and 2024, Cedar paid the Company approximately $0.7 million and $1.4 million, respectively, for these services. Wheeler REIT, L.P. and Cedar’s operating partnership, Cedar Realty Trust Partnership, L.P., are party to a cost sharing and reimbursement agreement, pursuant to which the parties agreed to share costs and expenses associated with certain employees, certain facilities and property, and certain arrangements with third parties (the “Cost Sharing Agreement”). Related party amounts due to the Company from Cedar as of December 31, 2025 and 2024 under the Cost Sharing Agreement were approximately $11.3 million and $9.5 million, respectively.

Investment in SAI

In 2023, the Company subscribed for an investment in the aggregate amount of $10 million for limited partnership interests in Stilwell Activist Investments, L.P., a Delaware limited partnership (“SAI”). On June 1, 2024, December 3, 2025 and May 28, 2026, the Company subscribed for additional investments in the amount of $0.5 million, $10 million and $5 million, respectively, for limited partnership interests in SAI. The investment objective of SAI is to seek long-term capital appreciation through investing primarily in publicly-traded undervalued financial institutions or businesses with a strong financial component, or the securities of any of them, and pursuing an activist shareholder agenda with respect to those institutions.

Stilwell Value is the general partner of SAI. Joseph Stilwell, a member of the Company’s Board of Directors, is the managing member of Stilwell Value and a limited partner in certain funds advised by Stilwell Value. Additionally, E.J. Borrack, a member of the Company’s and Cedar’s Boards of Directors, serves as the General Counsel to Stilwell Value and its affiliated entities, including SAI and related funds, and is a limited partner in one of the funds advised by Stilwell Value. Megan Parisi, a member of the Company’s Board of Directors, serves as the Director of Communications to Stilwell Value and its affiliated entities, including SAI and related funds, is a non-managing member of Stilwell Value and is a limited partner in one of the funds advised by Stilwell Value.

The Company’s subscriptions were approved by the disinterested directors of the Company, and, after the formation of the RPT Committee, by that Committee.

A limited partner in SAI may request a withdrawal after the expiration of the first anniversary of the date its investment was accepted into SAI. After the expiration of this lock-up period, withdrawal requests can be made quarterly and are generally paid out on a quarterly basis in accordance with the terms of the SAI limited partnership agreement.

A portion of SAI’s underlying investments are in the Company’s own equity and debt securities.

In consideration for management, administrative and operational services, limited partners of SAI pay a management fee to an affiliate of Stilwell Value each calendar quarter, in advance, equal to 0.25% (an annualized rate of 1%) of each limited partner’s capital account balance on the first day of such calendar quarter. In addition, as of the last day of each specified performance period, an incentive allocation of 20% of the amount by which the “positive performance change”, if any, that has been credited to the capital account of a limited partner during such period exceeds any positive balance in such limited partner’s “carryforward account”, is debited from the limited partner’s capital account and is simultaneously credited to the capital account of Stilwell Value.

Excepted Holder Limits

On December 4, 2023, the Board of Directors, under the terms of the Company’s charter, created a Capital Stock Excepted Holder Limit of 55% and a Common Stock Excepted Holder Limit of 86% for each of the Stilwell Investors. Joseph Stilwell, a member of our Board of Directors, is the managing member and owner of Stilwell Value, which is the general partner of each of the Stilwell Investors.

On December 5, 2023, the Company entered into an Excepted Holder Agreement with the Stilwell Investors with respect to such limits. The Capital Stock Excepted Holder Limit provides that the Stilwell Investors are exempted from the charter’s aggregate stock ownership limit of not more than 9.8% in value of the aggregate of the outstanding shares of all classes of the Company’s capital stock (as calculated under the definitions of “Aggregate Stock Ownership Limit” and “Beneficial Ownership” in the charter) and are instead subject to the percentage limit established by the Board of Directors. The Common Stock Excepted Holder Limit provides that the Stilwell Investors are exempted from the charter’s Common Stock ownership limit of not more than 9.8% in value of the aggregate of the outstanding shares of the Company’s Common Stock (as calculated under the definitions of “Common Stock Ownership Limit” and “Beneficial Ownership” in the charter) and are instead subject to the percentage limit established by the Board of Directors. The Capital Stock Excepted Holder Limit and Common Stock Excepted Holder Limit will automatically terminate upon reduction of the Stilwell Investors’ capital stock and Common Stock ownership below 9.8%, respectively.

In consideration of the grant of these Excepted Holder Limits, the Stilwell Investors concurrently entered into the Stilwell Letter Agreement with the Company whereby each Stilwell Investor agreed that it will not exercise its right to convert the Convertible Notes into shares of Common Stock to the extent that such conversion would result in such Stilwell Investor, whether on its own or as part of a “group” within the meaning of Section 13(d) of the Exchange Act, becoming the direct or indirect “beneficial owner”, as defined in Rule 13d-3 under the Exchange Act, of common equity of the Company representing 50% or more of the total voting power of all outstanding shares of common equity of the Company that is entitled to vote generally in the election of directors. The Stilwell Letter Agreement was due to expire on December 7, 2026. However, on August 17, 2026, the Company and the Stilwell Investors entered into a third amendment to the Stilwell Letter Agreement, pursuant to which the term of the Stilwell Letter Agreement was further extended to December 7, 2028.

In connection with, and as a material inducement for, the Stilwell Investors entering into the third amendment to the Stilwell Letter Agreement, on August 17, 2026, the Company entered into a Registration Rights Agreement with the Stilwell Investors, pursuant to which the Company agreed to file a registration statement to register the resale of 710,466 shares of the Company’s Series B Preferred Stock (the “Series B Preferred Stock”) held by the Stilwell Investors.

Following the transfer of Common Stock to the Stilwell Investors in consideration of the February 2024 Series D Preferred Stock redemptions made by the Stilwell Investors, the Stilwell Investors would have beneficially owned or constructively owned an amount of capital stock in excess of the prior Excepted Holder Limits. On February 5, 2024, the Board of Directors agreed to increase the prior Excepted Holder Limits to permit this additional ownership and, accordingly, the Company entered into an amendment to the Excepted Holder Agreement with the Stilwell Investors under which the Company increased the Capital Stock Excepted Holder Limit granted to Stilwell Investors under the Excepted Holder Agreement to 60% and the Common Stock Excepted Holder Limit to 90%.

Convertible Note Conversions

Effective as of June 11, 2025: (1) SAI converted $1,143,450 of the principal amount of the Convertible Notes held by it into 405,577 shares of Common Stock at the then-effective conversion price of $2.819312 per share (8.867413 shares of Common Stock for each $25.00 of principal amount of the Convertible Notes being converted) in accordance with the terms of the Indenture among the Company and Wilmington Savings Fund Society, FSB, as Trustee, governing the terms of the Convertible Notes (the “Indenture”), (2) SAF converted $120,000 of the principal amount of the Convertible Notes held by it into 42,563 shares of Common Stock at the then-effective conversion price of $2.819312 per share (8.867413 shares of Common Stock for each $25.00 of principal amount of the Convertible Notes being converted) in accordance with the terms of the Indenture, and (3) SVP converted $249,050 of the principal amount of the Convertible Notes held by it into 88,337 shares of Common Stock at the then-effective conversion price of $2.819312 per share (8.867413 shares of Common Stock for each $25.00 of principal amount of the Convertible Notes being converted) in accordance with the terms of the Indenture (in each case without giving effect to the Completed Reverse Stock Splits effected after such date).

Exchanges

On September 23, 2026, the Company agreed to issue an aggregate amount of 566,670 shares of Common Stock to SAI, SAF and SA in two separate exchanges for an aggregate amount of 58,120 shares of the Series B Preferred Stock and 14,530 shares of Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock” and, together with the Series B Preferred Stock, the “Preferred Stock”).

On September 30, 2026, the Company agreed to issue an aggregate amount of 161,700 shares of Common Stock to SAI and SAF in separate exchanges for an aggregate amount of 30,800 shares of Series B Preferred Stock and 7,700 shares of Series D Preferred Stock.

The Company issued the Common Stock in the exchanges in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act on the basis that the issuance of Common Stock constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid or given directly or indirectly for soliciting such transactions.

The Company did not receive any cash proceeds in these transactions, and the shares of the Preferred Stock exchanged have been retired and cancelled.

REPORT OF THE AUDIT COMMITTEE

The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “Independent” and that Ms. Musser qualifies as an “Audit Committee Financial Expert” in accordance with applicable Nasdaq Stock Market listing standards.

In carrying out its responsibility, the Audit Committee undertakes to:

•        Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

•        Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•        Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•        Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•        Review the financial statements contained in the Annual Report on Form 10-K to stockholders and in the quarterly reviewed condensed financial statements included in the Quarterly Reports on Form 10-Q with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the stockholders;

•        Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•        Review accounting and financial staffing and organizational reporting lines;

•        Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•        Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter which is available on our website at https://ir.whlr.us.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s independent auditors. The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met four times during 2025. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with the Company’s independent auditors without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. The Audit Committee also meets with senior management from time to time.

Management has the primary responsibility for the Company’s financial reporting process, including its system of internal control over financial reporting and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with generally accepted accounting principles in the United States of America. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinion of the independent registered public accountants included in their report on the Company’s financial statements.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. Management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussions with the independent accountants of the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices.

The Audit Committee also discussed with Cherry Bekaert LLP matters relating to its independence, including a review of audit and non-audit fees, and written disclosures from Cherry Bekaert LLP to the Company pursuant to PCAOB Rule 3526. The Audit Committee also considered whether non-audit services, provided by the independent accountants are compatible with the independent accountants’ independence. The Audit Committee also received regular updates on the amounts of fees and scope of audit, audit-related and tax services provided.

In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal controls, reviewed staffing levels and steps taken to implement recommended improvements in any internal procedures and controls.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Board of Directors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

The Audit Committee and the Board of Directors have also selected Cherry Bekaert LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2026.

This report has been furnished by the members of the Audit Committee.

AUDIT COMMITTEE

Rebecca Musser (Chair)	Robert G. Brady	Gregory P. Hannon

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

Under the Sarbanes-Oxley Act (“SOX”) and the rules of the SEC, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the SOX and the SEC rules for the Audit Committee role in retaining the independent registered public accounting firm is two-fold. First, the authority and responsibility for the appointment, compensation and oversight of the auditors should be with directors who are independent of management. Second, any non-audit work performed by the auditors should be reviewed and approved by these same independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of SOX, the SEC issued rules specifying the types of services that an independent auditor may not provide to its audit client, and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee has adopted a written pre-approval policy of audit and non-audit services (the “Policy”). Consistent with the SEC rules establishing two different approaches to approving non-prohibited services, the policy of the Audit Committee covers pre-approval of audit services, audit-related services, international administration tax services, non-U.S. income tax compliance services, pension and benefit plan consulting and compliance services, and U.S. tax compliance and planning. At the beginning of each fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. Typically, in addition to the generally pre-approved services, other services would include due diligence for an acquisition that may or may not have been known at the beginning of the year. The Audit Committee has also delegated to any member of the Audit Committee designated by the Board of Directors or the financial expert member of the Audit Committee responsibilities to pre-approve services to be performed by the independent auditor not exceeding $25,000 in value or cost per engagement of audit and non-audit services, and such authority may only be exercised when the Audit Committee is not in session.

2025 Fiscal Year Audit Firm Fee Summary

The following table summarizes fees paid to our independent registered public accounting firm, Cherry Bekaert LLP, for the years ended December 31, 2025 and 2024:

Types of Fee	2025	2024
	(in thousands)
Audit Fees(1)	$562	$592
Audit-Related Fees(2)	28	17
Tax Fees(3)	—	11
All Other Fees(4)	29	10
Total	$619	$630

____________

(1)      Audit fees included annual audits and quarterly reviews.

(2)      Audit-related fees are for services related to the Company’s registration statements on Form S-11.

(3)      Tax fees related primarily to tax advisory services related to REIT status, including cost segregation studies.

(4)      All other fees for 2025 were incurred for professional services in connection with the compilation of stand-alone financial statements required by a lender and in connection with property grants. All other fees for 2024 were incurred for professional services in connection with the compilation of stand-alone financial statements required by a lender.

Audit Committee Pre-Approval Policies

Before Cherry Bekaert LLP was engaged by the Company to render audit or non-audit services, the engagement was pre-approved by the Company’s Audit Committee. In addition, the Audit Committee has considered those services provided by Cherry Bekaert LLP and has determined that such services are compatible with maintaining the independence of Cherry Bekaert LLP. The Audit Committee approved all of the fees of Cherry Bekaert LLP described above.

PROPOSAL 1

ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting, to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier resignation, retirement or other termination of service. All of the nominees for director are currently serving as directors of the Company.

Each of the nominees has consented to being named in this Proxy Statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Neither a “WITHHOLD” vote nor a broker non-vote, if any, will be treated as a vote for or against any particular nominee, and neither will affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. If any director refuses or is unable to stand for re-election, then the Board of Directors will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute director. Proxies cannot be voted for a greater number of nominees than those named herein.

The nominees for directors are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience and directorships with other companies during the last five years or more.

Nominees for Election

E.J. Borrack
Independent Director
Age — 62
Director since 2020

E.J. Borrack has served as a member of the Board of Directors since June 2020. Ms. Borrack serves as the Chair of the Litigation Committee and as a member of the Compensation Committee. Ms. Borrack also serves on the Board of Directors of Cedar.

Since 2013, she has been the General Counsel of The Stilwell Group, a group of private investment partnerships with a focus on activist investing in finance-related, small-cap companies. Previously, she was the Chief Compliance Officer of two SEC registered investment advisers. She was also the General Counsel of Wealthfront during that company’s start-up phase. Prior to that, Ms. Borrack worked on complex commercial litigation matters as an associate at law firms in New York City and Philadelphia.

Ms. Borrack graduated from the University of Pennsylvania Law School and has a B.A. in English from the University of Pennsylvania.

Ms. Borrack has been chosen as a director based on her breadth of experience working on issues involving complex commercial litigation, regulatory compliance, securities regulation, and corporate governance.

Robert G. Brady
Independent Director
Age — 66
Director since 2024

Robert Brady has served as a member of the Board of Directors since May 2024. Mr. Brady serves as a member of the Audit Committee. Mr. Brady has over 30 years’ experience in the financial sector, having served in various roles with banks and other financial institutions. He currently serves as Senior Vice President, Underwriting with First Pacific Bancorp, a growth-oriented bank, since 2022. Prior to that, Mr. Brady served as Senior Vice President, Credit Administrator and in other roles at United Business Bank from 2012 to 2022.

Mr. Brady received a B.A. in Economics from Brigham Young University and an M.B.A. from Columbia University with a concentration in Accounting.

Mr. Brady has been chosen as a director based on his extensive financial, accounting, and investment experience.

Stefani D. Carter
Independent Director — Chair
Age — 48
Director since 2019

Stefani D. Carter has served as a member of the Board of Directors since December 2019. Ms. Carter serves as Chair of each of the Board of Directors, Executive Committee and the RPT Committee, and as a member of each of the Nominating Committee and the Litigation Committee. Ms. Carter has been a practicing attorney since 2005, specializing in civil litigation, contractual disputes and providing general counsel and advice to small businesses and individuals. Ms. Carter also serves as the principal of two entities, Stefani Carter & Associates, LLC, a consulting and legal services firm, and Stable Realty, LLC, a real estate investment firm. From 2020 to 2023, Ms. Carter served as a litigation shareholder at Ferguson Braswell Fraser Kubasta PC (“FBFK”), a full-service law firm. Prior to FBFK, Ms. Carter served as senior counsel at the law firm of Estes Thorne & Carr PLLC for three years. In addition, Ms. Carter served as an elected representative of House District 102 in the Texas House of Representatives between 2011 and 2015. Between 2005 and 2011, Ms. Carter was employed as an associate in various law firms, including Vinson & Elkins, and served as a criminal prosecutor.

Since 2021, Ms. Carter has served as an Independent Director of Axos Bank and of its holding company Axos Financial, Inc. (NYSE: AX), for which she is currently a member of the Compensation and the Asset and Liability Committees and Chair of the Nominating and Corporate Governance Committee. Previously, Ms. Carter served for more than twelve years as the Lead Director, the Chair of the Nominating and Corporate Governance Committee, and as a Member of the Related Party Transactions Committee of Braemar Hotels & Resorts, Inc. (NYSE:BHR), a luxury real estate investment trust.

Ms. Carter has a Juris Doctor from Harvard Law School, a Master’s in Public Policy from Harvard University’s John F. Kennedy School of Government, and a Bachelor of Arts in Government as well as a Bachelor of Journalism in News/Public Affairs from the University of Texas at Austin.

Ms. Carter brings her extensive legal, commercial real estate, corporate governance, and public board experience to the Board of Directors. In addition, Ms. Carter brings her experience with and knowledge of the Company and its operations gained as a director of the Company since December 2019 to her role as a director of the Company.

Gregory P. Hannon
Independent Director
Age — 71
Director since 2025

Gregory P. Hannon has served as member of the Board of Directors since August 2025. Mr. Hannon has been a Vice-President and Director of Oakmont Capital Inc., a Toronto-based private investment company, since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Chief Financial Officer. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as auditor for Arthur Andersen and Company, Chartered Accountants.

Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and an M.B.A. from The Harvard Business School in 1987. He is a member of the Audit Committee.

Mr. Hannon has been chosen as a director based on his entrepreneurial experience, as well as expertise in accounting, auditing, and financial reporting.

Rebecca Musser
Independent Director
Age — 44
Director since 2024

Rebecca Musser has served as member of the Board of Directors since August 2024. Ms. Musser serves as Chair of the Audit Committee and a member of the RPT Committee. Ms. Musser is an experienced accounting consultant with roughly 20 years of experience. She has accounting experience in a broad range of industries, with a recent focus in the private equity sector.

Ms. Musser, a licensed Certified Internal Auditor, began her internal audit experience roughly 20 years ago at Tyler Technologies, where she and the audit director formed the company’s first internal audit department, a requirement from the then-newly released Sarbanes-Oxley Act. Following Tyler Technologies, Ms. Musser worked for public company Dean Foods in their internal audit department and traveled to multiple offices throughout the United States performing audits to collaborate with the external auditors. Ms. Musser served as Controller at Paul Quinn College. While at the college, she was responsible for multiple departments and overseeing various audits, both financial and compliance related. While at the college, she helped the college attain new accreditation. Since leaving the college, Ms. Musser has worked as an independent accounting consultant for multiple clients. AH Belo hired Ms. Musser in 2015 to assist it in its 2014 annual 10-K preparation and review. This involved reviewing previous and current financial statements to ensure consistency in the reporting.

Ms. Musser’s clients within the last 9 years include global investment firm Sixth Street Partners, formerly part of TPG, and MUFG, a bank and private equity fund administrator. At MUFG, she served as the Interim Controller for a real estate private equity fund administrator. At Sixth Street, she assisted the management companies and the fund companies with complex accounting projects.

Ms. Musser previously served as an Independent Director for Braemar Hotels and Resorts, Inc. (NYSE: BHR), which invests primarily in full-service luxury hotels and resorts. She served as Chair of the Audit Committee.

Ms. Musser has been chosen as a director based on her 20 plus years of extensive and diverse accounting and audit experience.

Megan Parisi
Independent Director
Age — 46
Director since 2022

Megan Parisi has served as a member of the Board of Directors since November 2022. Ms. Parisi serves as a member of the Nominating Committee. Since 2010, she has been the Director of Communications of The Stilwell Group, a group of private investment partnerships with a focus on activist investing in finance-related, small-cap companies. Ms. Parisi is a graduate of Cornell University, where she obtained her B.S. degree.

Ms. Parisi has been chosen as a director based on her extensive experience with shareholder communications and corporate governance.

Joseph D. Stilwell
Independent Director
Age — 65
Director since 2019

Joseph D. Stilwell was elected to the Board of Directors in December 2019. Mr. Stilwell serves as the Chair of each of the Compensation Committee and the Nominating Committee and as a member of the Executive Committee. Mr. Stilwell is the owner and managing member of Stilwell Value, the general partner of a group of private investment partnerships known as The Stilwell Group.

Since April 2009, Mr. Stilwell has also served on the board of directors of Kingsway Corporation (“Kingsway”) (formerly known as Kingsway Financial Services Inc.), the only publicly-traded U.S. company employing the search fund model to acquire businesses. Mr. Stilwell previously served on the boards of directors of American Physicians Capital, Inc. from November 2004 until it was acquired in October 2010 and SCPIE Holdings Inc. from December 2006 until it announced a sale of the company in October 2007.

Mr. Stilwell graduated from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics in 1983.

Mr. Stilwell has been chosen as a director based on his extensive experience and knowledge in capital allocation and maximizing stockholder value. Through the securities of the Company held by The Stilwell Group’s private investment partnerships, Mr. Stilwell controls a substantial position in Wheeler Real Estate Investment Trust, Inc.

Vote Required

A plurality of all the votes cast on this matter at a meeting at which a quorum is present is required for the election of a director. For purposes of this vote, neither “WITHHOLD” votes nor broker non-votes, if any, will have any impact on the outcome of the vote on this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the 2026 fiscal year and to conduct quarterly reviews through March 31, 2027. Cherry Bekaert LLP has served as the Company’s independent registered public accounting firm for each of the fiscal years ended December 31, 2011 through December 31, 2025.

The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm, but the Audit Committee values the opinions of our stockholders and will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. Because the vote on this proposal is advisory, the Audit Committee will not be bound by the outcome of the vote. Thus, regardless of whether the selection is ratified, the Audit Committee, in its sole discretion, may retain Cherry Bekaert LLP or may change the appointment at any time during the year.

Vote Required

The affirmative vote of a majority of the votes cast on this matter at a meeting at which a quorum is present is required to approve this proposal. For purposes of this vote, abstentions, if any, will have no impact on the outcome of the vote on this proposal.

A representative of Cherry Bekaert LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from the stockholders.

Board of Directors Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE fiscal year ending December 31, 2026.

PROPOSAL 3

approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of more than 19.9% of the outstanding shares of the Company’s Common Stock IN REPAYMENT of the promissory notes issuable by the Company PURSUANT TO THE NOTE PURCHASE AGREEMENTS with investors

General

We are asking our stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of more than 19.9% of the outstanding shares of Common Stock in repayment of Promissory Notes (the “Notes”), in the aggregate principal amount of up to $25,000,000.00 (the “Maximum Aggregate Principal Amount”), to be issued pursuant to Note Purchase Agreements (collectively, the “Purchase Agreements”) between the Company and certain investors (together, the “Note Investors”).

The Notes will be issued in a private placement pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Background

On October 13, 2026, the Company entered into a Purchase Agreement (the “Initial Purchase Agreement”) with an unaffiliated Note Investor (the “Initial Note Investor”), pursuant to which the Company agreed to issue and sell to the Initial Note Investor a Note in the principal amount of $1,000,000.00 (the “Initial Note”). Following the execution of the Initial Purchase Agreement and prior to the Company’s filing of the registration statement for the Amortization Stock (as defined below), the Company may enter into further Purchase Agreements with other Note Investors providing for the issuance of additional Notes (the “Additional Notes”). The Additional Notes will be issued on the same terms as the Initial Note.

The Notes will be issued in denominations of $1,000,000.00 principal amount and integral multiples thereof and in the aggregate principal amount of up to the Maximum Aggregate Principal Amount.

The Notes will be issued on a date that is no later than the 5th business day following the date on which all closing conditions (which include the approval by our stockholders of this Proposal 3, and the effectiveness of the registration statement) have been satisfied — see “Terms of the Purchase Agreements” below. The closings under the Purchase Agreements will occur even if the Company issues and sells the Notes in an aggregate principal amount that is less than the Maximum Aggregate Principal Amount.

Terms of the Notes

The Notes will mature on the eighteen (18)-month anniversary of their issuance date, and will bear interest at a rate of 0.00% per annum.

Beginning on the first trading day following the date of a Note’s issuance and continuing on each subsequent trading day for so long as there is an outstanding principal amount on the Note, the Company will make to a Note Investor, in repayment of the Note, an amortization payment equal to 0.4% of the Note’s original principal amount. The Company will be entitled to change such amortization rate to a percentage that is equal to or greater than 0.2% and not to exceed 0.6% of the original principal amount commencing with the 1st trading day of the following calendar month by delivering a written notice to the Note Investor on or before the 25th day of the prior calendar month.

The Company will make these amortization payments by issuance to the Note Investors of shares of Common Stock (the “Amortization Stock”) at a value equal to the closing price per share of the Common Stock on the Nasdaq Capital Market on the trading day immediately preceding the applicable amortization payment date. However, if, at the time of the relevant amortization payment:

•        such value is less than $0.25 per share of Common Stock (the “Floor Price”);

•        the Amortization Stock is not registered for resale on an effective registration statement;

•        the Amortization Stock is not listed on the Nasdaq Capital Market; or

•        the Amortization Stock is not DWAC eligible or is subject to a “DTC chill”;

then such amortization payment will be made in cash.

The Company will have the right to repay the outstanding principal amount of the Notes or any portion thereof in cash, at any time and without penalty.

The Notes will rank pari passu with each other, and the Company will not make any payment under the Notes except as will be shared ratably between the Note Investors.

Beneficial Ownership Limitations

The relevant sections of our charter provide that, subject to certain exceptions, no person or entity may actually or beneficially own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Internal Revenue Code of 1986, as amended, more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of our Common Stock, or 9.8% in value of the aggregate of the outstanding shares of all classes and series of our stock, in each case excluding any shares of our Common Stock that are not treated as outstanding for U.S. federal income tax purposes.

If a Note Investor provides evidence to the Company that the issuance of Amortization Stock to such Note Investor would exceed these ownership limits as they apply to that investor, then the corresponding amortization payment will be made so as to comply with the relevant limits, whether through the provision of an excepted holder limit, payment in cash, or otherwise (as determined by the Company in its sole discretion).

Terms of the Purchase Agreements

Under the Purchase Agreements, the purchase price for each Note will be payable in shares of our Series D Preferred Stock. The number of shares of our Series D Preferred Stock to be delivered by each Note Investor as consideration for a Note will be determined by dividing (i) the principal amount of such Note by (ii) the Series D Preferred Stock liquidation preference of $25.00 per share, plus an amount equal to any accrued and unpaid dividends thereon through the day immediately preceding the closing date under the Purchase Agreement.

The Company’s obligation to close under the Purchase Agreements and to issue the Notes to the Note Investors will be subject to:

•        the approval by our stockholders of this Proposal 3, and

•        the effectiveness of the registration statement covering the resale of all of the shares of the Amortization Stock issuable pursuant to the Notes.

The Purchase Agreements will not contain any conditions to the Note Investors’ obligations to close under the Purchase Agreements and to purchase the Notes.

Registration Rights Agreements

In connection with the Initial Purchase Agreement, we also entered into a Registration Rights Agreement with the Initial Note Investor (the “Initial Registration Rights Agreement”), and will enter into Registration Rights Agreements with any other Note Investors on the same terms (together with the Initial Registration Rights Agreement, the “Registration Rights Agreements”).

Pursuant to the Registration Rights Agreements, we will be required to file with the SEC a registration statement to register the resale of the Amortization Stock issuable pursuant to the Notes within 60 days following the approval by our stockholders of this Proposal 3, and to use our commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as reasonably practicable, and in any event by the date that is the earliest of (A) 90 days following the date of filing if the SEC informs the Company that it will review the registration statement, and (B) 10 trading days after the Company’s receipt of the SEC’s notification that the registration statement will not be reviewed or that all comments related to the registration statement have been cleared.

All Purchase Agreements will be entered into prior to the Company’s filing of the registration statement for the Amortization Stock.

Why the Company is Seeking Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and we are subject to the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”), including Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial shareholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

The potential issuance of the Amortization Stock pursuant to the Notes does not constitute an offering under the Nasdaq Listing Rules. Further, the Minimum Price applicable to each Purchase Agreement that may be entered into by the Company is not currently determinable. Because the number of shares of the Amortization Stock issuable pursuant to the terms of the Notes may substantially exceed 20% of our outstanding Common Stock and outstanding voting power before the issuance, the Company is seeking stockholder approval as described in this Proposal 3.

Potential Effects of Approval of this Proposal 3; Dilution

If this Proposal 3 is approved, the Company will be permitted, under the Nasdaq Listing Rules, to issue 20% or more of our outstanding Common Stock pursuant to the Notes. While such issuances will not affect the rights of the holders of outstanding shares of Common Stock, they can be expected to cause substantial dilution to our existing Common Stock holders and a steep decline in the price of our Common Stock.

Because the number of shares of the Amortization Stock issuable under the Notes will vary with the closing prices per share of the Common Stock on the Nasdaq Capital Market (subject to the Floor Price), the total number of such shares that may ultimately be issued is not currently determinable. Sales into the market of a substantial number of shares of Amortization Stock, or the perception that such sales might occur, could also adversely impact the market price of our Common Stock.

Potential Effects of Non-Approval of this Proposal 3

The Board of Directors is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Note Purchase Agreements, or the issuance of the Notes. We are solely asking for approval to issue the shares of Amortization Stock in repayment of the Notes.

If the Notes are issued to the Note Investors as described above, then the Company will retire and cancel the shares of our Series D Preferred Stock deliverable by the Note Investors in payment for the Notes.

However, if this Proposal 3 is not approved by our stockholders, the Company will not consummate the closings under the Purchase Agreements, and will not issue the Notes.

Additional Information

The information set forth in this Proposal 3 is qualified in its entirety by reference to the full text of the form of Note, form of Purchase Agreement, and form of Registration Rights Agreement attached as Exhibits 4.1, 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on October 13, 2026. Stockholders are urged to carefully read these documents.

Vote Required

The affirmative vote of a majority of the votes cast on this matter at a meeting at which a quorum is present is required to approve this Proposal 3. For purposes of this vote, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote on this Proposal 3.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 3 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 3

PROPOSAL 4

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM JANUARY 1, 2027 THROUGH JANUARY 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 4 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from January 1, 2027 through January 31, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 4, and directed that the proposed charter amendment, as described in this Proposal 4, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 4 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 4, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 4, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from January 1, 2027 through January 31, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 4. If Proposal 4 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 4, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by January 31, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 4, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock

Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 4, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 4 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 4 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 4.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 4 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 4 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 4

PROPOSAL 5

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM February 1, 2027 through February 28, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 5 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2027 through February 28, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 5, and directed that the proposed charter amendment, as described in this Proposal 5, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 5 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 5, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 5, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from February 1, 2027 through February 28, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 5. If Proposal 5 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 5, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by February 28, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 5, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 5, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 5 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 5 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 5.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 5 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 5 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

PROPOSAL 5

PROPOSAL 6

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM March 1, 2027 through March 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 6 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from March 1, 2027 through March 31, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 6, and directed that the proposed charter amendment, as described in this Proposal 6, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 6 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 6, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 6, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from March 1, 2027 through March 31, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 6. If Proposal 6 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 6, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by March 31, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 6, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 6, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 6 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse

Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 6 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 6.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 6 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 6 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 6.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

PROPOSAL 6

PROPOSAL 7

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM April 1, 2027 through April 30, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 7 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from April 1, 2027 through April 30, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 7, and directed that the proposed charter amendment, as described in this Proposal 7, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 7 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 7, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 7, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from April 1, 2027 through April 30, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 7. If Proposal 7 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 7, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by April 30, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 7, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 7, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 7 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 7 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 7.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 7 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 7 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 7.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 7

PROPOSAL 8

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM May 1, 2027 through May 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 8 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from May 1, 2027 through May 31, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 8, and directed that the proposed charter amendment, as described in this Proposal 8, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 8 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 8, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 8, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from May 1, 2027 through May 31, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 8. If Proposal 8 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 8, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by May 31, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 8, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 8, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 8 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 8 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 8.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 8 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 8 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 8.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 8

PROPOSAL 9

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM June 1, 2027 through June 30, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 9 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2027 through June 30, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 9, and directed that the proposed charter amendment, as described in this Proposal 9, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 9 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 9, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 9, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from June 1, 2027 through June 30, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 9. If Proposal 9 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 9, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by June 30, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 9, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 9, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 9 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 9 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 9.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 9 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 9 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 9.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 9

PROPOSAL 10

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM July 1, 2027 through July 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 10 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from July 1, 2027 through July 31, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 10, and directed that the proposed charter amendment, as described in this Proposal 10, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 10 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 10, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 10, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from July 1, 2027 through July 31, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 10. If Proposal 10 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 10, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by July 31, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 10, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 10, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 10 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 10 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 10.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 10 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 10 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 10.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 10

PROPOSAL 11

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM August 1, 2027 through August 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 11 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2027 through August 31, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 11, and directed that the proposed charter amendment, as described in this Proposal 11, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 11 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 11, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 11, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from August 1, 2027 through August 31, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 11. If Proposal 11 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 11, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by August 31, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 11, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 11, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 11 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 11 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 11.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 11 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 11 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 11.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 11

PROPOSAL 12

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM September 1, 2027 through September 30, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 12 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from September 1, 2027 through September 30, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 12, and directed that the proposed charter amendment, as described in this Proposal 12, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 12 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 12, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 12, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from September 1, 2027 through September 30, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 12. If Proposal 12 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 12, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by September 30, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 12, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 12, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 12 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 12 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 12.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 12 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 12 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 12.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 12

PROPOSAL 13

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM October 1, 2027 through October 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 13 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2027 through October 31, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 13, and directed that the proposed charter amendment, as described in this Proposal 13, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 13 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 13, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 13, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from October 1, 2027 through October 31, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 13. If Proposal 13 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 13, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by October 31, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 13, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 13, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 13 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 13 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 13.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 13 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 13 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 13.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

PROPOSAL 13

PROPOSAL 14

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM November 1, 2027 through November 30, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 14 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from November 1, 2027 through November 30, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 14, and directed that the proposed charter amendment, as described in this Proposal 14, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 14 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 14, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 14, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from November 1, 2027 through November 30, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 14. If Proposal 14 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 14, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by November 30, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 14, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 14, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 14 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 14 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 14.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 14 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 14 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 14.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

PROPOSAL 14

PROPOSAL 15

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-100, AND AT ANY TIME FROM December 1, 2027 through December 31, 2027, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER

General

Proposal 15 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2027 through December 31, 2027, pursuant to an amendment to the Company’s charter.

The Board of Directors has unanimously declared advisable and approved the proposed charter amendment, as described in this Proposal 15, and directed that the proposed charter amendment, as described in this Proposal 15, be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.

Reasons for this Proposal.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 15 for the following reasons:

(1)    to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) and continued compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”); and

(2)    to potentially improve the marketability and liquidity of our Common Stock.

Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio.    This Proposal 15, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this Proposal 15, our Board of Directors might not effect a Reverse Stock Split.

Timing of a Reverse Stock Split.    The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to if and when such action would be advisable, but it would have to be effected, if at all, from December 1, 2027 through December 31, 2027.

Adoption of the Proposed Charter Amendment.    The Board of Directors recommends that the Company’s stockholders approve this Proposal 15. If Proposal 15 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing Articles of Amendment reflecting the split ratio determined by the Board of Directors with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the Articles of Amendment with SDAT, or such other time and/or date as is set forth in the Articles of Amendment.

Reasons for this Proposal

To maintain our listing on Nasdaq and continued compliance with its Bid Price Rule.

Since September 21, 2023, the Company’s Series D Preferred Stock holders have had the right, at each such holder’s option, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.

The Company has historically chosen to pay the monthly redemption price in equal value of shares of Common Stock, and it anticipates that it will continue to do so.

Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).

Following the commencement of monthly redemptions, the Common Stock price has come under sustained downward pressure which we believe is caused in large part by the monthly volume of shares of Common Stock being issued to meet those redemptions. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.

As of October 5, 2026, the Company has collectively redeemed 1,832,678 shares of Series D Preferred Stock, and has issued approximately 99,000 shares of its Common Stock (as adjusted for the Completed Reverse Stock Splits) in settlement of all such redemption requests.

The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. When the Company is not in compliance with the Bid Price Rule, its Common Stock is at risk of being delisted from Nasdaq.

By letter dated December 7, 2023, the listing qualifications staff of The Nasdaq Stock Market LLC notified the Company that it no longer complied with the Bid Price Rule because the Common Stock’s bid price closed below $1.00 per share for a 30 consecutive business day period ending on December 6, 2023.

The Company responded by requesting stockholder approval at the 2024 annual stockholder meeting for the authority to effect reverse stock splits through charter amendments, if and when the Board of Directors determined that such reverse stock splits were advisable, during the period commencing from May 7, 2024 through March 31, 2025. Stockholders approved that request and the Company effected six reverse stock splits.

The first reverse stock split effected pursuant to such stockholder approval was on May 16, 2024 and following such split the Company regained compliance with the Bid Price Rule. Five subsequent stockholder-approved reverse stock splits have helped the Company maintain compliance with the Bid Price Rule.

Following the final stockholder-approved reverse stock split from the 2024 annual meeting of stockholders on March 26, 2025, the Board of Directors approved the May 2025 Reverse Stock Split, which was effected on May 26, 2025. Pursuant to the Maryland General Corporation Law (the “MGCL”), stockholder approval was not required to effect the May 2025 Reverse Stock Split.

On June 20, 2025, in accordance with the MGCL, the Board of Directors declared monthly reverse stock splits from August 21, 2025 to December 31, 2026, advisable, and directed that they be submitted to the Company’s stockholders for consideration. The Company’s stockholders approved the foregoing reverse stock splits at the annual meeting held on August 20, 2025.

Subsequently, the Company effected the September 2025 Reverse Stock Split; the November 2025 Reverse Stock Split; the January 2026 Reverse Stock Split; the April 2026 Reverse Stock Split; the June 2026 Reverse Stock Split; the July 2026 Reverse Stock Split; the August 2026 Reverse Stock Split; and the September 2026 Reverse Stock Split.

As of January 1, 2027, the Company will no longer be authorized from the 2025 annual meeting of stockholders to effect additional reverse stock splits and will not be eligible to effect additional reverse stock splits under the authority given to the Board of Directors by the MGCL.

Accordingly, unless stockholders approve this Proposal 15, there is a significant risk that the monthly redemptions will continue to subject the Common Stock price to sustained downward pressure and that the Company will not be able to employ reverse stock splits to maintain its compliance with the Bid Price Rule and its listing on Nasdaq.

If the Company does not maintain compliance with the Bid Price Rule, then Nasdaq may issue a Staff Delisting Determination notification. Further, with the effectiveness of the September 2026 Reverse Stock Split, the Company will not be eligible for any grace periods under Nasdaq rules to regain compliance with the Bid Price Rule because it has effected a reverse stock split over the prior one-year period ending on September 21, 2026.

Accordingly, the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by December 31, 2027 in order for the Company to have the strongest chance of maintaining compliance with the Bid Price Rule and minimizing the risk of receiving a Staff Delisting Determination notification.

Even if the Company’s stockholders approve this Proposal 15, there is no guarantee that the Board of Directors will exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors believes that it is in the Company’s best interests for the Company’s stockholders to grant authority to the Board of Directors to effect a Reverse Stock Split if the Board of Directors deems that doing so would be in the best interests of the Company.

To potentially improve the marketability and liquidity of our Common Stock.    Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the primary purpose of a Reverse Stock Split is to help the Company maintain compliance with the Bid Price Rule.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.

A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.

A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect

In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 15, our Board of Directors may consider, among other things, various factors, such as:

•        The likelihood of our Common Stock’s closing bid price decreasing below $1.00;

•        Our ability to maintain our Nasdaq listing;

•        The historical trading price and trading volume of our Common Stock; and

•        The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split

After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

•        By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•        No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•        The total number of authorized shares of our Common Stock will remain at 200,000,000;

•        The total number of authorized shares of our preferred stock will remain at 15,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board of Directors:

•        the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

•        the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Convertible Notes will be convertible; and

•        (i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•        After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 15 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.

No “Going Private Transaction”

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

•        The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•        No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•        The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•        Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•        Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•        Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required

The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 15 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 15.

For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 15 because approval requires the affirmative majority of all the votes entitled to be cast.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 15 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 15.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 15

OTHER MATTERS

Stockholder Proposals for the 2027 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in the Company’s proxy materials for the 2027 Annual Meeting, a stockholder proposal must be received in writing by the Company by the close of business on June 25, 2027 and otherwise comply with all requirements of the SEC for stockholder proposals. The Company’s address is 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.

In addition, our Bylaws provide that any stockholder who desires to bring a proposal before the 2027 Annual Meeting, or to nominate persons for election as directors at such meeting, must give timely written notice of the proposal or nomination to the Company’s Corporate Secretary. To be timely, the notice must be delivered to the Corporate Secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

Accordingly, to be timely, a notice must be received not earlier than May 26, 2027 and not later than 5:00 p.m., Eastern Time, on June 25, 2027 (assuming the meeting is held not more than 30 days before or after December 4, 2027). The notice must describe the stockholder proposal or nomination in reasonable detail and provide certain other information required by our Bylaws.

In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

Form 10-K and Other Filings

Upon written request and at no charge, we will provide a copy of any of our filings with the SEC, including our Annual Report on Form 10-K, with financial statements and schedules for our most recent fiscal year. We may impose a reasonable fee for expenses associated with providing copies of separate exhibits to the report when such exhibits are requested. These documents are also available on our website at https://ir.whlr.us, and the website of the SEC at www.sec.gov.

Delinquent Section 16(a) Reports

To our knowledge, based solely on our review of Forms 3 and 4 and any amendments thereto filed electronically with the SEC, and/or representations from our directors and officers that no Forms 5 were required, we believe that with respect to fiscal year 2025, our directors, officers and beneficial owners of more than 10% of our equity securities timely complied with all applicable Section 16(a) filing requirements.

Householding

SEC rules allow delivery of a single annual report and proxy materials to households at which two or more stockholders reside, unless the affected stockholder has provided contrary instructions. Accordingly, stockholders sharing an address who have been previously notified by their broker or its intermediary will receive only one set of the annual report and other proxy materials, unless the stockholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities), as applicable, will, however, continue to be provided for each stockholder account. This procedure, referred to as “householding”, reduces the volume of duplicate information received by stockholders, as well as our expenses. Stockholders having multiple accounts may have received householding notifications from their respective brokers and, consequently, such stockholders may receive only one set of the annual report and other proxy materials. Upon written or oral request, the Company will promptly deliver a separate set of our annual report and proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered.

To receive a separate set of our annual report and proxy materials, you should submit a request in writing to our Corporate Secretary, Sydney Schlimgen, at 2529 Virginia Beach Blvd., Virginia Beach, VA 23452, Attention: Corporate Secretary. You may also call our Corporate Secretary at (757) 627-9088. Stockholders currently sharing an address who wish to have only one set of our annual report and other proxy materials delivered to the household in the future should also contact our Corporate Secretary.

Dated: October 23, 2026

Annex A

WHLR VOTE REAL ESTATE INVESTMENT TRUST Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on December 3, 2026. Online Go to www.investorvote.com/WHLR or scan the QR code – login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/WHLR. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 15. 1. Election of Directors: 01 - E.J. Borrack 02 - Robert G. Brady 03 - Stefani D. Carter 04 - Gregory P. Hannon 05 - Rebecca Musser 06 - Megan Parisi 07 - Joseph D. Stilwell. Mark here to vote FOR all nominees. Mark here to WITHHOLD vote from all nominees. For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 02 03 04 05 06 07. 2. Proposal 2: For Against Abstain. 3. Proposal 3: For Against Abstain. 4. Proposal 4: For Against Abstain. 5. Proposal 5: For Against Abstain. 6. Proposal 6: For Against Abstain. 7. Proposal 7: For Against Abstain. 8. Proposal 8: For Against Abstain. 9. Proposal 9: For Against Abstain. 10. Proposal 10: For Against Abstain. 11. Proposal 11: For Against Abstain. 12. Proposal 12: For Against Abstain. 13. Proposal 13: For Against Abstain. 14. Proposal 14: For Against Abstain. 15. Proposal 15: For Against Abstain. 1 U P X

Annex A-1

TEXT OF PROPOSALS 2-15: 2. To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of more than 19.9% of the outstanding shares of the Company’s Common Stock in repayment of the promissory notes issuable by the Company pursuant to the Note Purchase Agreements with investors. 4. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock (an “RSS”) at an exchange ratio between one-for-two and one-for-100, and at any time from January 1, 2027 through January 31, 2027. 5. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2027 through February 28, 2027. 6. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from March 1, 2027 through March 31, 2027. 7. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from April 1, 2027 through April 30, 2027. 8. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from May 1, 2027 through May 31, 2027. 9. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2027 through June 30, 2027. 10. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from July 1, 2027 through July 31, 2027. 11. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2027 through August 31, 2027. 12. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from September 1, 2027 through September 30, 2027. 13. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2027 through October 31, 2027. 14. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from November 1, 2027 through November 30, 2027. 15. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2027 through December 31, 2027. Important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 4, 2026: The Proxy Statement and the 2025 Annual Report on Form 10-K are available on the Internet at www.investorvote.com/WHLR. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/WHLR. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy – Wheeler Real Estate Investment Trust, Inc. Notice of 2026 Annual Meeting of Stockholders. Proxy Solicited by the Board of Directors for the Annual Meeting. December 4, 2026, 9:30 a.m., Atlantic Standard Time. Palacio Provincial, 103 Calle de San Francisco, San Juan, Puerto Rico 00901. Stefani D. Carter, M. Andrew Franklin or Jason F. Simone, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc., to be held on December 4, 2026 or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted as directed herein. If no direction is given, this proxy will be voted in accordance with the recommendations of the Company’s Board of Directors and, in the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on both sides.) Authorized Signatures – This section must be completed for your vote to be counted. Date and Sign Below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) – Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box.

Annex A-2

Annex B

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

ARTICLES OF AMENDMENT

Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:    The charter of the Corporation (the “Charter”) is hereby amended to provide that (a) at the Effective Time (as defined below), every [•] shares of common stock, $0.01 par value per share, of the Corporation that were issued and outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding share of common stock, $[•] par value per share (the “Reverse Stock Split”), and (b) no fractional shares will be issued in connection with the Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of the Corporation’s common stock as a result of the Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Corporation’s common stock on the date that includes the Effective Time (as adjusted for the Reverse Stock Split) as reported on the Nasdaq Stock Market, without any interest.

SECOND:    The foregoing amendment (the “Amendment”) was duly advised by the Board of Directors of the Corporation and duly approved by the stockholders of the Corporation in the manner and by the vote required by the Maryland General Corporation Law and the Charter. The manner in which the Amendment was advised and approved is set forth below.

(a)         At a meeting thereof duly held on [•], the Board of Directors of the Corporation adopted resolutions that (i) set forth the Amendment, (ii) declared the Amendment advisable, and (iii) directed that the Amendment be submitted to the stockholders of the Corporation for consideration.

(b)         At a meeting thereof duly held on [•], the stockholders of the Corporation approved the Amendment.

THIRD:    The Amendment does not increase the authorized stock of the Corporation.

FOURTH:    These Articles of Amendment shall be effective (the “Effective Time”) at [•], Eastern Time, on [•].

[Signatures Appear on the Next Page]

Annex B-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Chief Executive Officer and President and witnessed and attested by its Secretary on _______________ and such persons acknowledged the same to be the act of said corporation, and that to the best of their knowledge, information and belief, all matters and facts stated herein are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:		WHEELER REAL ESTATE INVESTMENT TRUST, INC.
By:		By:
Name:	Sydney Schlimgen	Name:	M. Andrew Franklin
Title:	Secretary	Title:	Chief Executive Officer and President

Annex B-2